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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                October 17, 1996

                              IMC Securities, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                       333-4911            59-3284026
  (State or Other Jurisdiction           (Commission        (I.R.S. Employer
        of Incorporation)                File Number)      Identification No.)

               3450 Buschwood Park Drive
                     Tampa Florida                 33618
                 (Address of Principal           (Zip Code)
                  Executive Offices)

        Registrant's telephone number, including area code (813) 932-2211

                                    No Change
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

     In connection with the offering of IMC Home Equity Loan Pass-Through Certificates, Series 1996-4, described in a Prospectus Supplement dated as of October 18, 1996, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits:

     8.2 Tax Opinion of Arter & Hadden

    99.1 Related Computational Materials furnished by Bear, Stearns & Co. Inc.


    99.2 Related Computational Materials furnished by Greenwich Capital Markets, Inc.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IMC SECURITIES, INC. as
                                          Depositor

                                       By: /s/ Thomas Middleton
                                           Name: Thomas Middleton
                                           Title: President and Chief Operating
                                                  Officer
Dated: October 18, 1996
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                                  EXHIBIT INDEX

Exhibit No.    Description                                              Page No.

 8.2           Tax Opinion of Arter & Hadden

99.1           Related Computational Materials furnished by Bear,
               Stearns & Co. Inc.

99.2           Related Computational Materials furnished by Greenwich
               Capital Markets, Inc.